Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 3

Dated as of June 21, 2017

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of June 27, 2013, as amended and restated as of February 4, 2015

THIS AMENDMENT NO. 3 (this “Amendment”) is made as of June 21, 2017 by and among Microchip Technology Incorporated, a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent’), under that certain Amended and Restated Credit Agreement dated as of June 27, 2013, as amended and restated as of February 4, 2015, by and among the Borrower, the Lenders and the Administrative Agent (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the requisite Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the Amendment No. 3 Effective Date (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 6.09 of the Credit Agreement is hereby amended by restating the parenthetical contained in the first sentence thereof as follows:

“(other than the Junior Convertible Debentures, which may be prepaid, defeased, redeemed, retired, repurchased or otherwise acquired for value by the Borrower at any time but only so long as, and solely to the extent that, such prepayment, defeasement, redemption, retiring, repurchase or other acquisition for value is effected solely with common stock of the Borrower, the exchange of Junior Convertible Debentures for New Subordinated Debt and/or the net cash proceeds of the issuance by the Borrower of New Subordinated Debt (or any combination of the foregoing, together with any cash payment of accrued and unpaid interest) within two hundred thirty-five (235) days of the Amendment No. 2 Effective Date)”

(b) Section 6.11(a) of the Credit Agreement is hereby amended by restating the first sentence thereof in its entirety as follows:

“The Borrower will not permit the ratio (the “Total Leverage Ratio”), determined as of the end of each of its fiscal quarters ending on and after December 31, 2016, of (i) Consolidated Total Indebtedness to (ii) Consolidated EBITDA for the period of four (4) consecutive fiscal quarters ending with the end of such fiscal quarter, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be greater than 5.00 to 1.00 for any such period; provided that, for purposes of calculating the Total Leverage Ratio, any outstanding principal amount (up to, but not in excess of, $700,000,000 in the aggregate) in respect of the Junior Convertible Debentures (and, after the refinancing thereof in whole or in part with the proceeds of the New Subordinated Debt and/or the exchange of Junior Convertible Debentures for New Subordinated Debt (together with any common stock of the Borrower delivered in connection with such exchange and any cash payment of accrued and unpaid interest), the New Subordinated Debt to the extent the New Subordinated Debt (together with any common stock of the Borrower issued in connection with such exchange and any cash payment of accrued and unpaid interest) is so issued or so provided in exchange for Junior Convertible Debentures within two hundred thirty-five (235) days of the Amendment No. 2 Effective Date) shall be excluded from such calculation; provided, however, to the extent the Junior Convertible Debentures are refinanced in whole or in part with the proceeds of any New Subordinated Debt that is issued (or pursuant to any exchange of such Junior Convertible Debentures for such New Subordinated Debt (together with any common stock of the Borrower issued in connection with such exchange and any cash payment of accrued and unpaid interest) that occurs) more than seventy-five (75) days after the Amendment No. 2 Effective Date but on or prior to the date that is two hundred thirty-five (235) days after the Amendment No. 2 Effective Date, such New Subordinated Debt shall be excluded for purposes of calculating the Total Leverage Ratio for purposes of this Section 6.11(a), but not for purposes of determining or calculating the Total Leverage Ratio for purposes of the Applicable Rate.”

2. Conditions of Effectiveness. The effectiveness of this Amendment (the “Amendment No. 3 Effective Date”) is subject to the following conditions precedent:

(a) The Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrower, the Required Lenders, the Issuing Bank, the Swingline Lender and the Administrative Agent and (ii) counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Subsidiary Guarantors.

(b) The Administrative Agent shall have received payment of the Administrative Agent’s and its affiliates’ reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

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(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing, and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects), except, in each case, to the extent any such representation or warranty specifically refers to an earlier date, in which case it shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Amendment is a Loan Document.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

MICROCHIP TECHNOLOGY INCORPORATED,
as the Borrower

By:	/s/ J. Eric Bjornholt
Name:	J. Eric Bjornholt
Title:	Vice President and Chief Financial Officer

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of June 27, 2013,

as amended and restated as of February 4, 2015

Microchip Technology Incorporated

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Issuing Bank, as the Swingline Lender and as Administrative Agent

By:	/s/ Caitlin Stewart
Name:	Caitlin Stewart
Title:	Vice President

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of June 27, 2013,

as amended and restated as of February 4, 2015

Microchip Technology Incorporated

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ S. Michael St. Geme
Name:	S. Michael St. Geme
Title:	Managing Director

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of June 27, 2013,

as amended and restated as of February 4, 2015

Microchip Technology Incorporated

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Christopher G. Fallone
Name:	Christopher G. Fallone
Title:	Associate

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of June 27, 2013,

as amended and restated as of February 4, 2015

Microchip Technology Incorporated

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Aleem Shamji
Name:	Aleem Shamji
Title:	Director

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of June 27, 2013,

as amended and restated as of February 4, 2015

Microchip Technology Incorporated

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Matt S. Scullin
Name:	Matt S. Scullin
Title:	Vice President

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of June 27, 2013,

as amended and restated as of February 4, 2015

Microchip Technology Incorporated

BMO HARRIS BANK, N.A.,
as a Lender

By:	/s/ Matthew Freeman
Name:	Matthew Freeman
Title:	Senior Vice President, Director

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of June 27, 2013,

as amended and restated as of February 4, 2015

Microchip Technology Incorporated

SUNTRUST BANK,
as a Lender

By:	/s/ Min Park
Name:	Min Park
Title:	Vice President

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of June 27, 2013,

as amended and restated as of February 4, 2015

Microchip Technology Incorporated

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Lillian Kim
Name:	Lillian Kim
Title:	Director

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of June 27, 2013,

as amended and restated as of February 4, 2015

Microchip Technology Incorporated

COMPASS BANK,
as a Lender

By:	/s/ Raj Nambiar
Name:	Raj Nambiar
Title:	Senior Vice President

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of June 27, 2013,

as amended and restated as of February 4, 2015

Microchip Technology Incorporated

FIFTH THIRD BANK,
as a Lender

By:	/s/ Glen Mastey
Name:	Glen Mastey
Title:	Director

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of June 27, 2013,

as amended and restated as of February 4, 2015

Microchip Technology Incorporated

DBS BANK LTD.,
as a Lender

By:	/s/ Loy Hwee Chuan
Name:	Loy Hwee Chuan
Title:	Vice Present

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of June 27, 2013,

as amended and restated as of February 4, 2015

Microchip Technology Incorporated

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Sarah Bryson
Name:	Sarah Bryson
Title:	Senior Vice President

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of June 27, 2013,

as amended and restated as of February 4, 2015

Microchip Technology Incorporated

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Patricia F. Grieve
Name:	Patricia F. Grieve
Title:	Vice President

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of June 27, 2013,

as amended and restated as of February 4, 2015

Microchip Technology Incorporated

ZB, N.A. dba NATIONAL BANK OF ARIZONA,
as a Lender

By:	/s/ Sabina Aaronson
Name:	Sabina Aaronson
Title:	Vice President

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of June 27, 2013,

as amended and restated as of February 4, 2015

Microchip Technology Incorporated

BOKF, NA d/b/a Bank of Arizona,
as a Lender

By:	/s/ James Wessel
Name:	James Wessel
Title:	Senior Vice President

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of June 27, 2013,

as amended and restated as of February 4, 2015

Microchip Technology Incorporated

MIDFIRST BANK,
as a Lender

By:	/s/ Rory Nordvold
Name:	Rory Nordvold
Title:	First Vice President

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of June 27, 2013,

as amended and restated as of February 4, 2015

Microchip Technology Incorporated

THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH,
as a Lender

By:	/s/ James Hua
Name:	James Hua
Title:	Senior Vice President

By:	/s/ Kitty Sin
Name:	Kitty Sin
Title:	Senior Vice President

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of June 27, 2013,

as amended and restated as of February 4, 2015

Microchip Technology Incorporated

TAIWAN COOPERATIVE BANK,
as a Lender

By:	/s/ Tsung-Chih Wu
Name:	Tsung-Chih Wu
Title:	VGM

Signature Page to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of June 27, 2013,

as amended and restated as of February 4, 2015

Microchip Technology Incorporated

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 3 to the Amended and Restated Credit Agreement dated June 27, 2013, as amended and restated as of February 4, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among Microchip Technology Incorporated, a Delaware corporation (the “Borrower”), the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 3 is dated as of June 21, 2017 and is by and among the Borrower, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Subsidiary Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: June 21, 2017

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

MICROCHIP TECHNOLOGY INCORPORATED		SILICON STORAGE TECHNOLOGY, INC.

By:	/s/ J. Eric Bjornholt	By:	/s/ J. Eric Bjornholt
Name:	J. Eric Bjornholt	Name:	J. Eric Bjornholt
Title:	Vice President and Chief Financial Officer	Title:	Chief Financial Officer

MICROCHIP TECHNOLOGY LLC		SILICON STORAGE TECHNOLOGY LLC

By: Microchip Technology Incorporated,		By: Silicon Storage Technology, Inc.,
its sole member		its sole member

By:	/s/ J. Eric Bjornholt	By:	/s/ J. Eric Bjornholt
Name:	J. Eric Bjornholt	Name:	J. Eric Bjornholt
Title:	Vice President and Chief Financial Officer	Title:	Chief Financial Officer

ATMEL HOLDINGS, INC.		ATMEL CORPORATION

By:	/s/ J. Eric Bjornholt	By:	/s/ J. Eric Bjornholt
Name:	J. Eric Bjornholt	Name:	J. Eric Bjornholt
Title:	Vice President and Chief Financial Officer	Title:	Vice President and Chief Financial Officer

MICROCHIP HOLDING CORPORATION

By:	/s/ J. Eric Bjornholt
Name:	J. Eric Bjornholt
Title:	President

Signature Page to Consent and Reaffirmation to Amendment No. 3 to

Amended and Restated Credit Agreement dated as of June 27, 2013,

as amended and restated as of February 4, 2015

Microchip Technology Incorporated